Prepaid Expenses and Other Current Assets, Net	6 Months Ended
Jun. 30, 2025
Prepaid Expenses and Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET
5.	PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepayments and other current assets, net consisted of the following:

	As of December 31,	As of June 30,
	2024	2025
Advances to suppliers	$65,753	$69,672
Securities margin (1)	-	3,038
Value-added tax (“VAT”) receivables	2,301	2,532
Receivables from third parties (2)	1,000	1,000
Prepaid financing expense (3)	835	534
Others	412	757
Prepaid expenses and other current assets	70,301	77,533
Allowance for credit losses	(130)	(170)
Prepaid expenses and other current assets, net	$70,171	$77,363

(1)	On April 21 and May 15, 2025, Shanghai Cuhong Auto Services Co., Ltd. (“Shanghai Cuhong”), a subsidiary of the Company, provided cash collateral of RMB14.6 million (approximately $2.0 million) and RMB7.2 million (approximately $1.0 million) respectively, to Beijing Youhu Business Services Co., Ltd. (“Youhu”) under a guarantee agreement. The collateral was intended to secure margin loan obligations of Shanghai Cuhong’s affiliates with Youhu’s related entities, Tiger Brokers (NZ) Limited and Tiger Brokers (HK) Global Limited. The amount is refundable upon fulfillment of the margin requirements by the related affiliates.

(2)	It represented advance to the employees for Company’s daily operation.

(3)	It represented prepaid financing expense related to issuance of GEM Warrants (See Note 10).

The Group assessed the collectability of prepayments and other current assets, and did not record credit losses for the six months ended June 30, 2024 and 2025, respectively. The movement of allowance for credit losses for the six months ended June 30, 2024 and 2025 were as following:

	For the six months ended June 30,
	2024	2025
Balance at the beginning of the period	$172	$130
Foreign currency translation	(38)	40
Balance at the end of the period	$134	$170